The Dreyfus Premier
Third Century
Fund, Inc.

SEMIANNUAL REPORT
November 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            14   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            The Dreyfus Premier

                                                       Third Century Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Premier Third Century Fund, Inc., covering the six-month period from June 1, 2000 through November 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Paul A. Hilton and Maceo K. Sloan.

The Standard & Poor' s 500 Composite Stock Price Index, a broad measure of large-cap stock performance, fell nearly 7% over the six-month reporting period in an investment environment marked by dramatic day-to-day price fluctuations. Technology-related stocks were particularly hard-hit, having reached lofty levels earlier in 2000. Conversely, long-neglected value-oriented stocks fared relatively well when investors once again recognized the potential of attractively priced "old economy" companies.

Since stocks provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations for equities. Recent market volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620

Thank you for investing in The Dreyfus Premier Third Century Fund, Inc.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
December 15, 2000

2


DISCUSSION OF FUND PERFORMANCE

Paul A. Hilton and Maceo K. Sloan, Portfolio Managers

How did The Dreyfus Premier Third Century Fund, Inc. perform relative to its benchmark?

For the six-month period ended November 30, 2000, The Dreyfus Premier Third Century Fund, Inc. produced total returns of -9.32% for Class A shares, -9.73% for Class B shares, -9.65% for Class C shares, -9.21% for Class R shares, -9.46% for Class T shares and -9.21% for Class Z shares.(1) In contrast, the fund's benchmark, the Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index"), produced a total return of -6.92% for the same period.(2)

We attribute the fund's performance to a difficult stock market environment over the past six months, particularly within the technology and telecommunications sectors, two areas in which the fund was fairly heavily invested. In addition, the fund's stocks within the capital goods area hurt its performance relative to its benchmark.

What is the fund's investment approach?

The fund seeks to provide capital growth, with current income as a secondary objective. The fund looks for growth-oriented companies that generally exhibit three characteristics: improving profitability measurements, a pattern of
consistent    earnings    and    reasonable    prices.

To pursue these goals, the fund invests primarily in the common stocks of companies that, in the opinion of the fund's management, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. stock market was generally reacting negatively to a series of interest-rate hikes, including several initiated
earlier   in   2000  by  the  Federal  Reserve  Board  (the  "Fed" ),

                                                                     The  Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

which was attempting to slow economic growth. In addition, rising oil prices raised concerns among investors that inflationary pressures might reaccelerate, which investors believed might prompt the Fed to raise rates even higher. As a
result   of   these   influences,   many   of   the  fund' s  holdings  lagged.

More specifically, the fund' s technology and telecommunications holdings experienced sharp declines, as did some of its capital goods stocks -- manufacturing companies with which larger technology firms contract to produce their products. The prices of many stocks of companies in these areas fell after several high-profile firms predicted that quarterly earnings were not going to
be    as    high    as    analysts    had    originally    expected.

On the other hand, the fund enjoyed positive returns from other areas of the market, most notably in the health care and consumer staples industry groups. Within health care, our pharmaceutical stocks -- including Merck & Co., Schering-Plough and Johnson & Johnson -- produced solid returns. In addition, our holdings in health services companies boosted performance, including Cardinal Health, a drug wholesaler, and Amgen, a biotechnology company. Within consumer staples, our best returns were generated from our holdings in CVS, the drug store chain, Safeway, the grocery store chain, Coca-Cola and Kimberly Clark.

What is the fund's current strategy?

We continue to favor technology companies, including the networking, fiber optics and broadband areas. While technology stocks have suffered recently, we remain confident that these stocks will benefit from secular growth. In addition, we began to take profits toward the end of the period from some of our health care stocks, choosing instead to deploy those assets into retail and
financial    stocks.

Can you give us an update on the fund's socially responsible investing activities?

As socially conscious investors, we are concerned about recent reports regarding the hazards of mercury. Contact occurs most commonly through breakage of
household    mercury    fever    thermometers.    A    toxic

4

substance to both humans and wildlife, mercury fever thermometers have a small glass tube that contains liquid mercury -- a silvery white substance. When these products break, the mercury can evaporate, creating a risk of dangerous exposure to mercury vapor in indoor air. The risks are greater in rooms that lack adequate ventilation or when cleanup attempts, such as vacuuming, can increase
the    likelihood    of    human    exposure.

In response to this problem, many state and local agencies have initiated programs to phase out or eliminate the use of mercury thermometers. To that end, we have been in contact with top management officials of several companies in the fund, including CVS. We are pleased to report that CVS plans to sell down its remaining stock of mercury thermometers in its 4,100 stores by early 2001. We are also currently in early-stage dialogues with management officials at Cardinal Health and Safeway.

Many suitable alternatives to mercury thermometers exist, including digital or glass alcohol thermometers. For further information about this subject or to find out if there is a hazardous waste collection site in your neighborhood for disposing of your mercury thermometer, call the EPA's hotline, 1-800-CLEANUP

December 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. CLASS Z SHARES ARE CLOSED TO NEW INVESTORS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                                      The Fund 5

STATEMENT OF INVESTMENTS

November 30, 2000 (Unaudited)




COMMON STOCKS--99.9%                                                                           Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES--1.7%

Omnicom Group                                                                                   279,000              21,936,375

CONSUMER NON-DURABLES--3.7%

Coca-Cola                                                                                       430,000               26,928,750

Kimberly-Clark                                                                                  290,000               20,281,875

                                                                                                                      47,210,625

ELECTRONIC TECHNOLOGY--22.4%

Applied Materials                                                                               530,000  (a)          21,431,875

Celestica                                                                                       337,000  (a)          17,566,125

Cisco Systems                                                                                   584,200  (a)          27,968,575

Cree                                                                                            134,200  (a)           7,531,975

EMC                                                                                             524,000  (a)          38,972,500

Flextronics International                                                                       400,000  (a)          10,025,000

International Business Machines                                                                 210,700               19,700,450

JDS Uniphase                                                                                    170,000  (a)           8,510,625

Lucent Technologies                                                                             200,000                3,112,500

Nokia, ADS                                                                                      480,400               20,537,100

Nortel Networks                                                                                 501,000               18,912,750

Sanmina                                                                                         196,000  (a)          14,945,000

Solectron                                                                                       570,000  (a)          15,960,000

Sun Microsystems                                                                                428,700  (a)          32,607,994

Tellabs                                                                                         448,700  (a)          23,781,100

Vishay Intertechnology                                                                          366,000  (a)           6,908,250

                                                                                                                     288,471,819

ENERGY MINERALS--1.7%

Royal Dutch Petroleum (New York Shares)                                                         370,000               22,084,375

FINANCE--18.5%

AFLAC                                                                                           260,000               18,297,500

American Express                                                                                467,700               25,694,269

American International Group                                                                    334,093               32,386,140

Capital One Financial                                                                           175,600               9,800,675

Citigroup                                                                                       529,400               26,370,738

Fannie Mae                                                                                      307,700               24,308,300

Marsh & McLennan Cos.                                                                           193,300               22,253,662

Merrill Lynch                                                                                   620,000               35,882,500

State Street                                                                                    183,800               23,710,200

Wells Fargo                                                                                     410,000               19,449,375

                                                                                                                     238,153,359

6

COMMON STOCKS (CONTINUED)                                                                      Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

HEALTH SERVICES--1.6%

Cardinal Health                                                                                 201,000               20,087,438

HEALTH TECHNOLOGY--14.5%

ALZA                                                                                            360,000  (a)          15,975,000

Amgen                                                                                           243,400  (a)          15,486,325

Guidant                                                                                         382,000  (a)          20,604,125

Johnson & Johnson                                                                               223,000               22,300,000

Merck & Co.                                                                                     314,000               29,103,875

Pfizer                                                                                          928,500               41,144,156

Schering-Plough                                                                                 734,500               41,177,906

                                                                                                                     185,791,387

PRODUCER MANUFACTURING--4.1%

Emerson Electric                                                                                383,000               27,911,125

Tyco International                                                                              482,000               25,425,500

                                                                                                                      53,336,625

RETAIL TRADE--9.1%

CVS                                                                                             462,000               26,276,250

Dollar General                                                                                  545,000                7,800,312

Home Depot                                                                                      350,000               13,715,625

Limited                                                                                         370,000                7,191,875

Safeway                                                                                         387,600  (a)          22,844,175

TJX Cos.                                                                                        350,000                8,968,750

Wal-Mart Stores                                                                                 578,000               30,164,375

                                                                                                                     116,961,362

SEMICONDUCTORS--3.6%

Intel                                                                                           655,000               24,930,938

Linear Technology                                                                               444,800               21,044,600

                                                                                                                      45,975,538

TECHNOLOGY SERVICES--9.5%

America Online                                                                                  875,400  (a)          35,549,994

i2 Technologies                                                                                  82,000  (a)           7,902,750

Microsoft                                                                                       700,000  (a)          40,162,500

Oracle                                                                                        1,434,000  (a)          38,001,000

                                                                                                                     121,616,244

TRANSPORTATION--.9%

FedEx                                                                                           250,000  (a)          11,980,000

UTILITIES--8.6%

AES                                                                                             406,600  (a)          21,092,375


                                                                                                                   The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                       Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

AT&T--Liberty Media, Cl. A                                                                    1,170,000  (a)          15,868,125

Calpine                                                                                         360,000  (a)          12,780,000

Enron                                                                                           170,000               11,007,500

Global Crossing                                                                                 383,000  (a)           4,739,625

SBC Communications                                                                              270,000               14,833,125

Verizon Communications                                                                          314,000               17,642,875

WorldCom                                                                                        802,845  (a)          11,992,497

                                                                                                                     109,956,122

TOTAL COMMON STOCKS

   (cost $971,460,309 )                                                                                            1,283,561,269
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal
SHORT-TERM INVESTMENTS--.2%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT--.0%

Self Help Credit Union,

   6.02%, 12/19/2000                                                                            100,000                  100,000

U.S.TREASURY BILLS--.2%

   5.99%, 2/22/2001                                                                           2,729,000                2,690,930

TOTAL SHORT-TERM INVESTMENTS

   (cost $2,791,311)                                                                                                   2,790,930
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $974,251,620 )                                                           100.1%            1,286,352,199

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)                (960,156)

NET ASSETS                                                                                       100.0%            1,285,392,043

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.




8

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           974,251,620  1,286,352,199

Cash                                                                   3,321,737

Receivable for investment securities sold                             14,763,987

Dividends and interest receivable                                        619,557

Receivable for shares of Common Stock subscribed                         263,023

Prepaid expenses                                                          49,213

                                                                   1,305,369,716
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                          1,043,570

Payable for investment securities purchased                           18,493,995

Payable for shares of Common Stock redeemed                              188,391

Accrued expenses                                                         251,717

                                                                      19,977,673
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     1,285,392,043
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      901,952,864

Accumulated undistributed investment income-net                        5,517,070

Accumulated net realized gain (loss) on investments                   65,821,530

Accumulated net unrealized appreciation
   (depreciation) on investments--Note 4                             312,100,579
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,285,392,043

NET ASSET VALUE PER SHARE



                                  Class A        Class B        Class C          Class R           Class T        Class Z
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                 16,374,841     28,973,629      7,017,167        44,614,676           777,438  1,187,634,292

Shares Outstanding              1,294,556      2,311,620        559,758         3,510,411            62,020     93,474,940
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                    12.65         12.53           12.54            12.71              12.54         12.71

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                      The Fund 9


STATEMENT OF OPERATIONS

Six Months Ended November 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $61,728 foreign taxes withheld at source)     3,805,797

Interest                                                               593,652

TOTAL INCOME                                                         4,399,449

EXPENSES:

Investment advisory fee--Note 3(a)                                   5,484,836

Shareholder servicing costs--Note 3(c)                               1,266,148

Distribution fees--Note 3(b)                                           129,407

Registration fees                                                       63,199

Custodian fees--Note 3(c)                                               51,164

Professional fees                                                       47,478

Prospectus and shareholders' reports                                    30,469

Directors' fees and expenses--Note 3(d)                                 17,387

Loan commitment fees--Note 2                                             5,897

Miscellaneous                                                            1,906

TOTAL EXPENSES                                                       7,097,891

INVESTMENT (LOSS)                                                   (2,698,442)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              17,774,950

Net unrealized appreciation (depreciation) on investments          (148,066,554)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (130,291,604)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (132,990,046)

SEE NOTES TO FINANCIAL STATEMENTS.

10


STATEMENT OF CHANGES IN NET ASSETS

                                        Six Months Ended
                                        November 30, 2000           Year Ended
                                              (Unaudited)       May 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)-net                  (2,698,442)            8,130,506

Net realized gain (loss) on investments        17,774,950           64,954,708

Net unrealized appreciation (depreciation)
   on investments                           (148,066,554)          161,776,525

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                (132,990,046)          234,861,739
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                         --            (154,452)

Class B shares                                         --            (214,182)

Class C shares                                         --            (110,471)

Class R shares                                         --              (3,664)

Class T shares                                         --              (2,579)

Class Z shares                                         --        (118,345,823)

TOTAL DIVIDENDS                                        --        (118,831,171)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  9,099,344          19,154,469

Class B shares                                 13,803,915          21,710,010

Class C shares                                  3,362,988           5,605,138

Class R shares                                  4,955,225          48,544,845

Class T shares                                    419,983             482,573

Class Z shares                                244,150,913         616,815,662

Dividends reinvested:

Class A shares                                         --             140,247

Class B shares                                         --             198,885

Class C shares                                         --              79,861

Class R shares                                         --               3,664

Class T shares                                         --               2,579

Class Z shares                                         --         114,411,113

                                                                     The Fund 11

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                        November 30, 2000           Year Ended
                                              (Unaudited)      May 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Cost of shares redeemed:

Class A shares                                (1,716,965)          (8,229,982)

Class B shares                                (2,032,353)            (773,470)

Class C shares                                  (708,982)            (377,013)

Class R shares                                (1,245,608)          (2,302,973)

Class T shares                                   (20,640)             (15,731)

Class Z shares                              (245,717,494)        (667,638,635)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            24,350,326           147,811,242

TOTAL INCREASE (DECREASE) IN NET ASSETS     (108,639,720)          263,841,810
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,394,031,763        1,130,189,953

END OF PERIOD                               1,285,392,043        1,394,031,763

Undistributed investment income-net             5,517,070            8,215,512

(A) THE FUND CHANGED TO A SIX CLASS FUND ON AUGUST 31, 1999. THE EXISTING SHARES WERE REDESIGNATED CLASS Z SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

12


                                         Six Months Ended
                                        November 30, 2000            Year Ended
                                             (Unaudited)         May 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (B)

Shares sold                                       623,172            1,360,990

Shares issued for dividends reinvested                 --               10,274

Shares redeemed                                 (116,824)            (583,056)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     506,348              788,208
--------------------------------------------------------------------------------

CLASS B (B)

Shares sold                                       957,095            1,539,552

Shares issued for dividends reinvested                 --               14,592

Shares redeemed                                 (144,785)             (54,834)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     812,310            1,499,310
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       230,904              398,017

Shares issued for dividends reinvested                 --                5,859

Shares redeemed                                  (48,134)              (26,888)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     182,770              376,988
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       336,399            3,420,654

Shares issued for dividends reinvested                 --                 268

Shares redeemed                                  (86,445)            (160,465)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     249,954            3,260,457
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        30,507              33,860

Shares issued for dividends reinvested                 --                 190

Shares redeemed                                   (1,442)              (1,095)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      29,065               32,955
--------------------------------------------------------------------------------

CLASS Z

Shares sold                                    16,495,679           44,379,776

Shares issued for dividends reinvested                 --            8,363,394

Shares redeemed                              (16,643,427)          (47,975,462)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (147,748)            4,767,708

(A) THE FUND CHANGED TO A SIX CLASS FUND ON AUGUST 31, 1999. THE EXISTING SHARES WERE REDESIGNATED CLASS Z SHARES.

(B) DURING THE PERIOD ENDED NOVEMBER 30, 2000, 12,748 CLASS B SHARES REPRESENTING $179,672 WERE AUTOMATICALLY CONVERTED TO 12,641 CLASS A SHARES AND DURING THE PERIOD ENDED MAY 31, 2000, 33,920 CLASS B SHARES REPRESENTING $485,578 WERE AUTOMATICALLY CONVERTED TO 33,770 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (excluding portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                         Six Months Ended
                                        November 30, 2000           Year Ended
CLASS A SHARES                                (Unaudited)      May 31, 2000(a)
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                13.95               13.34

Investment Operations:

Investment income (loss)-net                     (.04)(b)               .20(b)

Net realized and unrealized gain (loss)
   on investments                                  (1.26)                1.76

Total from Investment Operations                   (1.30)                1.96

Distributions:

Dividends from net realized gain on investments        --               (1.35)

Net asset value, end of period                      12.65                13.95
-------------------------------------------------------------------------------

TOTAL RETURN (%)( C)                            (9.32)(d)              14.90(d)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets            .59(d)              1.02(d)

Ratio of net investment income (loss)
   to average net assets                         (.28)(d)              1.43(d)

Portfolio Turnover Rate                          35.24(d)                60.20
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)              16,375               10,999

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

14


--------------------------------------------------------------------------------

                                         Six Months Ended
                                        November 30, 2000          Year Ended
CLASS B SHARES                                (Unaudited)      May 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                13.88               13.34

Investment Operations:

Investment income (loss)-net                     (.10)(b)               .15(b)

Net realized and unrealized gain (loss)
   on investments                                  (1.25)                1.74

Total from Investment Operations                   (1.35)                1.89

Distributions:

Dividends from net realized gain on investments        --               (1.35)

Net asset value, end of period                      12.53                13.88
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                            (9.73)(d)             14.34(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets            .97(d)              1.55(d)

Ratio of net investment income (loss)
   to average net assets                         (.67)(d)              1.07(d)

Portfolio Turnover Rate                          35.24(d)                60.20
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)             28,974                20,812

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15

FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                        November 30, 2000           Year Ended
CLASS C SHARES                                (Unaudited)       May 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                13.88               13.34

Investment Operations:

Investment income (loss)-net                     (.09)(b)               .11(b)

Net realized and unrealized gain (loss)
   on investments                                  (1.25)                1.78

Total from Investment Operations                   (1.34)                1.89

Distributions:

Dividends from net realized gain on investments        --               (1.35)

Net asset value, end of period                      12.54                13.88
--------------------------------------------------------------------------------

TOTAL RETURN (%)( C)                            (9.65)(d)             14.34(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets            .95(d)              1.54(d)

Ratio of net investment income (loss)
   to average net assets                         (.65)(d)               .77(d)

Portfolio Turnover Rate                          35.24(d)                60.20
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)              7,017                 5,234

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

16


                                        Six Months Ended
                                        November 30, 2000           Year Ended
CLASS R SHARES                                (Unaudited)      May 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                14.00               13.34

Investment Operations:

Investment income (loss)-net                     (.02)(b)               .26(b)

Net realized and unrealized gain (loss)
   on investments                                  (1.27)                 1.75

Total from Investment Operations                   (1.29)                 2.01

Distributions:

Dividends from net realized gain on investments        --                (1.35)

Net asset value, end of period                      12.71                 14.00
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                (9.21)(c)              15.30(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets            .42(c)                .75(c)

Ratio of net investment income (loss)
   to average net assets                         (.12)(c)               1.69(c)

Portfolio Turnover Rate                          35.24(c)                 60.20
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)              44,615                45,641

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 17

FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                        November 30, 2000          Year Ended
CLASS T SHARES                                (Unaudited)      May 31, 2000(a)
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                13.85               13.34

Investment Operations:

Investment income (loss)-net                     (.06)(b)               .20(b)

Net realized and unrealized gain (loss)
   on investments                                  (1.25)                1.66

Total from Investment Operations                   (1.31)                1.86

Distributions:

Dividends from net realized gain on investments        --               (1.35)

Net asset value, end of period                      12.54                13.85
-------------------------------------------------------------------------------

TOTAL RETURN (%)( C)                            (9.46)(d)             14.14(d)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets            .73(d)              1.21(d)

Ratio of net investment income (loss)
   to average net assets                         (.42)(d)              1.40(d)

Portfolio Turnover Rate                          35.24(d)                60.20
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                777                   456

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


18



                                     Six Months Ended
                                     November 30, 2000                                       Year Ended May 31,
                                                                -------------------------------------------------------------------

CLASS Z SHARES                              (Unaudited)         2000(a)           1999          1998           1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                            14.00          12.72           11.78          10.01           9.25          7.45

Investment Operations:

Investment income (loss)-net                   (.03)(b)          .08(b)          (.01)            .01            .02           .03

Net realized and unrealized
   gain (loss) on investments                    (1.26)            2.55           2.29           2.68           2.16          2.39

Total from Investment Operations                 (1.29)            2.63           2.28           2.69           2.18          2.42

Distributions:

Dividends from investment
   income-net                                        --              --            --           (.02)          (.02)         (.05)

Dividends from net realized
   gain on investments                               --           (1.35)        (1.34)          (.90)        (1.40)         (.57)

Total Distributions                                  --           (1.35)        (1.34)          (.92)        (1.42)         (.62)

Net asset value, end of period                    12.71            14.00         12.72          11.78         10.01          9.25
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                              (9.21)(c)            20.91         20.30          27.76         25.70         33.63
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                            .47(c)             .96            .96            .97          1.03         1.11

Ratio of net investment
   income (loss) to average
   net assets                                  (.17)(c)             .60           (.11)           .07           .22          .36

Portfolio Turnover Rate                        35.24(c)           60.20           75.88         70.41         66.52        92.08
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                1,187,634       1,310,890       1,130,190       911,688       677,084      473,452

(A)  THE FUND  CHANGED  TO A SIX CLASS  FUND ON AUGUST 31,  1999.  THE  EXISTING
     SHARES WERE REDESIGNATED CLASS Z SHARES.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

The Dreyfus Premier Third Century Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. NCM Capital Management Group, Inc. ("NCM") serves as the fund's sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R, Class T and 200 million shares of $.001 par value Common Stock of Class Z shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class Z shares are not available for new accounts and bear a service fee. Class A shares and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase. Class B shares automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are pri-

20

marily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for
temporary   or   emergency  purposes,  including  the  financing  of

                                                                    The  Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2000, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to the investment advisory agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at an annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. Pursuant to an undertaking, if in any full fiscal year the aggregate expenses allocable to Class Z, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the value of the average net assets of Class Z, the fund may deduct from the fees paid to Dreyfus, or Dreyfus will bear such excess expense. During the period ended November 30, 2000, there was no expense reimbursement pursuant to the Agreement.

Pursuant to a Sub-Investment Advisory Agreement with NCM, the sub-investment advisory fees are payable monthly by Dreyfus, and are based upon the value of the fund's average daily net assets, computed at the following rates:

       AVERAGE NET ASSETS

       0 to $400 million . . . . . . . . . . . . . . . . . .      .10 of 1%

       $400 million to $500 million. . . . . . . . . . . . .      .15 of 1%

       $500 million to $750 million. . . . . . . . . . . . .      .20 of 1%

       In excess of $750 million . . . . . . . . . . . . . .      .25 of 1%

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at the following annual rates: .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of
the    value    of    the    average    daily    net    assets


22

of Class T shares. During the period ended November 30, 2000, Class B, Class C and Class T shares were charged $101,818, $26,860 and $729, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2000, Class A, Class B, Class C and Class T shares were charged $18,714, $33,939, $8,953 and $729, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of Class Z for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2000, Class Z shares were charged $631,211 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2000, the fund was charged $148,111 pursuant to the transfer agency agreement.

                                                             The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2000, the fund was charged $51,164 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member, who is not an "affiliated person" as defined in the Act, receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(E) During the period ended November 30, 2000, the fund incurred total brokerage commissions of $789,140, of which $31,892 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2000, amounted to $540,784,741 and $504,255,499, respectively.

At November 30, 2000, accumulated net unrealized appreciation on investments was $312,100,579, consisting of $407,346,115 gross unrealized appreciation and $95,245,536 gross unrealized depreciation.

At November 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


24

                  For More Information

                        The Dreyfus Premier Third Century Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        NCM Capital Management Group, Inc.
                        103 West Main Street
                        Durham, North Carolina 27705

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                       Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

                     Printed on recycled paper.

                     50% post-consumer

                     Process chlorine free.

                     Vegetable-based ink.

Printed in U.S.A.

(c) 2001 Dreyfus Service Corporation                                  035SA0011